                                                                   March 6, 2001

Kemper

Important News
                 for Kemper Global Blue Chip Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting Kemper Global Blue Chip Fund that will be the subject of a shareholder vote.

                                      Q&A
                             QUESTIONS AND ANSWERS

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kemper Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. The goal is to create one streamlined, multi-class family of funds under the Scudder brand. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons behind the proposed reorganization of your fund as well as your fund Board's considerations in determining to recommend its approval by shareholders.

Q  What issues am I being asked to vote on?

A As described in the enclosed Proxy Statement/Prospectus, you are asked to approve:

 . the election of your fund's Board of Directors;

 . the combination of your fund into Scudder Global fund, a fund with similar investment policies that is also managed by ZSI; and

 . the ratification of Ernst & Young LLP as your fund's independent auditors.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q  Why am I voting on my fund's Board of Directors?

A The Directors are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement/Prospectus outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds. If the proposal to combine your fund with Scudder Global Fund is approved by the shareholders, the Board of Scudder Global Fund will oversee the operations of the combined fund. You will find information about the members of that fund's board in that fund's statement of additional information, which is available upon request. (Continued on inside cover)

Q  What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q Why has the Board recommended that I vote in favor of the proposed combination?

A As discussed in the Proxy Statement/Prospectus, the Board recommends the combination of funds for the following reasons:

 . As part of ZSI's overall restructuring, your fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

 . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

 . It is a condition of the reorganization that your fund receive an opinion of tax counsel that the transaction would be a tax-free transaction.

 . Although your fund agreed to pay the estimated costs of the reorganization allocated to Class A and Class B shares and a portion of the estimated costs of the reorganization allocated to Class C shares, management has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the reorganization. ZSI agreed to pay a portion of the estimated costs of the reorganization allocated to Class C shares and all of the costs of the reorganization that exceed estimated costs.

Q  How would the reorganization of my fund into another fund be processed?

A As described in the Proxy Statement/Prospectus, your shares would be exchanged for an equally valued number of shares in Scudder Global Fund. The value of your total investment would not change as a result of the exchange. However, the number of shares you own may be adjusted up or down -- depending on the net asset value (NAV) of your current fund and the NAV of your new fund when the transaction takes place.

Q  When would the reorganization take place?

A If approved, the reorganization would occur during the second quarter of 2001. You will be notified of the changes and their implementation in future communications.

Q  What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors. However, if the reorganization of your fund into Scudder Global Fund is approved by a majority of the fund's shareholders, PricewaterhouseCoopers LLP will serve as independent auditors of the combined fund.

Q  Whom should I call for additional information about this Proxy
Statement/Prospectus?

A Please call Shareholder Communications Corporation, your fund's information agent, at (800) 605-1203.

                                                                  March 6, 2001

Dear Kemper Funds Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for Kem-per Funds and Scudder Funds, has initiated a program to reorganize and combine the two fund families in response to changing industry conditions and investor needs. Our goal is to create one streamlined, multi-class family of funds un-der the Scudder brand. As part of this program, you are being asked to approve a proposed combination of your Fund with a similar Scudder Fund. The enclosed Proxy Statement/Prospectus provides a detailed discussion of the reasons be-hind the proposed reorganization and proposals that require shareholder ap-proval.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement/Prospectus summarizes the proposals that require shareholder approval. The Proxy Statement/Prospectus itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by April 6, 2001, our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

/s/ Edmond D. Villani
                                     /s/ Mark S. Casady

 Edmond D. Villani                  Mark S. Casady
 Chief Executive Officer            President
 Zurich Scudder Investments, Inc.   Kemper Global/International Series, Inc.

                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                         KEMPER GLOBAL BLUE CHIP FUND

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Kemper Global Blue Chip Fund (the "Fund"), a series of Kemper Global/International Series, Inc. (the "Corporation"), will be held at the of-fices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on May 24, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Directors of the Corporation.

  Proposal 2:     To approve an Agreement and Plan of Reorganization for the
                  Fund (the "Plan"). Under the Plan, (i) all or substan-tially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Global Fund, (ii) each shareholder of the Fund would receive shares of Scudder Global Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

  Proposal 3:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on March 5, 2001 are entitled to vote at the Meeting and at any adjournments or post-ponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Corporation's (for a Cor-poration-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,

                                                            /s/ Maureen E. Kane
                                                                Maureen E. Kane
                                                                      Secretary

March 6, 2001

 IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INTRODUCTION...............................................................   1

PROPOSAL 1: ELECTION OF DIRECTORS..........................................   3

PROPOSAL 2:APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION................  12

    SYNOPSIS...............................................................  12

    PRINCIPAL RISK FACTORS.................................................  32

    THE PROPOSED TRANSACTION...............................................  33

PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
  AUDITORS.................................................................  43

ADDITIONAL INFORMATION.....................................................  43

                          PROXY STATEMENT/PROSPECTUS
                                 March 6, 2001
                 Relating to the acquisition of the assets of
                         KEMPER GLOBAL BLUE CHIP FUND,
                             a separate series of
     KEMPER GLOBAL/INTERNATIONAL SERIES, INC. (the "Acquired Corporation")
                           222 South Riverside Plaza
                            Chicago, Illinois 60606
                                (800) 621-1048

                            ----------------------

               by and in exchange for shares of capital stock of
                             SCUDDER GLOBAL FUND,
                             a separate series of
         GLOBAL/INTERNATIONAL FUND, INC. (the "Acquiring Corporation")
                                345 Park Avenue
                         New York, New York 10154-0010
                                (800) 728-3337

                            ----------------------

                                 INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of Kem-per Global Blue Chip Fund (the "Fund") in connection with three proposals. Proposal 1 describes the election of Directors and Proposal 3 proposes the ratification of the selection of the Fund's auditors.

    In Proposal 2, shareholders are asked to vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which all or substantially all of the assets of the Fund would be acquired by Scudder Global Fund, a fund with simi-lar investment characteristics and managed by the same investment manager as the Fund, in exchange for shares of capital stock of Scudder Global Fund and the assumption by Scudder Global Fund of all of the liabilities of the Fund, as described more fully below (the "Reorganization"). Shares of Scudder Global Fund received would then be distributed to the shareholders of the Fund in complete liquidation of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Global Fund and will receive shares of Scudder Global Fund having an aggregate net
                            ----------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

asset value as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date") equal to the aggregate net asset value of such shareholder's shares of the Fund as of the close of business on the Valuation Date. The closing of the Reorganization (the "Clos-ing") is contingent upon shareholder approval of the Plan. A copy of the Plan is attached as Exhibit A. The Reorganization is expected to occur on or about June 18, 2001.

    Proposals 1 and 2 arise out of a restructuring program proposed by Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), the investment manager of both the Fund and Scudder Global Fund, described in more detail be-low. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. ZSI be-lieves that the combination of its open-end, directly-distributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative infrastructure and fo-cus its distribution efforts. The restructuring program will not result in any reduction in the services currently offered to Kemper Fund shareholders.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken either by the Fund or Scudder Global Fund (which are collectively referred to as the "Funds" and each referred to as a "Fund"), although all actions are actually taken either by the Acquired Corporation or the Acquiring Corporation (together with the Acquired Corporation, the "Corporations"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about Scudder Global Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of Scudder Global Fund, see Scudder Global Fund's prospectus offering Class A, Class B and Class C shares dated December 29, 2000, as supplemented from time to time, which is included in the materials you received with this document and incorporated herein by reference (meaning that it is legally part of this document). For a more detailed discussion of the investment objective, policies, restrictions and risks of the Fund, see the Fund's prospectus dated March 1, 2001, as sup-plemented from time to time, which is also incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Fund at the telephone number or address listed above.

    Also incorporated herein by reference is Scudder Global Fund's statement of additional information relating to Class A, Class B and Class C shares dated

December 29, 2000, as supplemented from time to time, which may be obtained upon request and without charge by calling or writing Scudder Global Fund at the telephone number or address listed above. A Statement of Additional Infor-mation, dated March 6, 2001, containing additional information about the Reor-ganization has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of this Statement of Additional Information is available upon request and without charge by calling or writing Scudder Global Fund at the telephone number or address listed above. Shareholder inquiries regarding Scudder Global Fund may be made by calling (800) 728-3337 and share-holder inquiries regarding the Fund may be made by calling (800) 621-1048. The information contained in this document concerning each Fund has been provided by, and is included herein in reliance upon, that Fund.

    Scudder Global Fund and the Fund are diversified series of shares of capi-tal stock of the Acquiring Corporation and the Acquired Corporation, respec-tively, which are open-end management investment companies organized as Mary-land corporations.

    The Board of Directors of the Acquired Corporation is soliciting proxies from shareholders of the Fund for the Special Meeting of Shareholders to be held on May 24, 2001, at ZSI's offices, 13th Floor, Two International Place, Boston, MA 02110-4103 at 4:00 p.m. (Eastern time), and at any and all adjourn-ments or postponements thereof (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about March 6, 2001 or as soon as practicable thereafter.

    The Board of Directors unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Directors of the Acquired Corporation. Shareholders are being asked to elect these individuals to the Board of Directors in case the Plan, as described under Proposal 2, is not approved by shareholders. How-ever, if the Plan is approved, the current Board of Directors of the Acquiring Corporation will oversee the operations of the combined fund (see "Synopsis --
 Other Differences Between the Funds" under Proposal 2).

    As discussed further below, ZSI commenced an initiative to restructure and streamline the management and operations of the funds it advises. In connec-tion with that initiative, the Independent Directors (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Direc-tors of the Fund were nominated after careful consideration by the present Board of Directors. The nominees are listed below. Three of the nominees are currently Directors of the Acquired Corporation and seven of the other nomi-nees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nomi-nated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two sepa-rate boards who have historically supervised different Kemper Funds. The pro-posed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Ac-quired Corporation. Each of the nominees has indicated that he or she is will-ing to serve as a Director. If any or all of the nominees should become un-available for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees, as the current Directors may recommend. The following tables present information about the nominees, as well as the Directors not standing for re-election. Each nomi-nee's or Director's date of birth is in parentheses after his or her name. Un-less otherwise noted, (i) each of the nominees and Directors has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and
(ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Directors:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;    Nominee
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;       Nominee
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director,  Nominee
ZSI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing     Nominee
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;      Nominee
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished   1999
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing         Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.


            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Robert B. Hoffman (12/11/36),(/1/) Retired;    Nominee
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;    Nominee
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of    1998
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously, member of the Investment
Committee of Atlanta University Board of
Trustees; formerly, Director of Board of
Pensions Evangelical Lutheran Church in
America.

William P. Sommers (7/22/33),(/1/) Retired;    Nominee
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.


           Name (Date of Birth),
   Principal Occupation and Affiliations      Year First Became a Board Member
--------------------------------------------  --------------------------------
John G. Weithers (8/8/33),(/3/) Formerly,     1998
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

-----------
* Interested person of the Acquired Corporation, as defined in the Invest-ment Company Act of 1940, as amended (the "1940 Act").
(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies with 45 portfolios man-aged by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Directors Not Standing for Re-Election:

                                  Present Office with the Acquired
                                            Corporation;
                                 Principal Occupation or Employment
 Name (Date of Birth)                     and Directorships
 --------------------           --------------------------------------
 James E. Akins (10/15/26)      Director; Consultant on International,
                                Political and Economic Affairs;
                                formerly, a career U.S. Foreign
                                Service Officer, Energy Adviser for
                                the White House and U.S. Ambassador to
                                Saudi Arabia, 1973-1976.

 Arthur R. Gottschalk (2/13/25) Director; Retired; formerly,
                                President, Illinois Manufacturers
                                Association; Trustee, Illinois Masonic
                                Medical Center; formerly, Illinois
                                State Senator; formerly, Vice
                                President, The Reuben H. Donnelley
                                Corp.; formerly, attorney.

 Frederick T. Kelsey (4/25/27)  Director; Retired; formerly,
                                Consultant to Goldman, Sachs & Co.;
                                formerly, President, Treasurer and
                                Trustee of Institutional Liquid Assets
                                and its affiliated mutual funds;
                                formerly, President and Trustee,
                                Northern Institutional Funds;
                                formerly, President and Trustee, Pilot
                                Funds.

                                Present Office with the Acquired
                                          Corporation;
                               Principal Occupation or Employment
 Name (Date of Birth)                   and Directorships
 --------------------        --------------------------------------
 Kathryn L. Quirk (12/3/52)* Director and Vice President; Managing
                             Director, ZSI.

-----------
*   Interested person of the Acquired Corporation, as defined in the 1940 Act.

    Appendix 1 lists the number of shares of each series of the Acquired Cor-poration owned directly or beneficially by the Directors and by the nominees for election.

Responsibilities of the Board of Directors -- Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Directors, and nine individ-uals who have no affiliation with ZSI and who are not considered "interested" Directors (the "Independent Directors"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Directors is approved by shareholders, 75% will be Indepen-dent Directors. Each of the nominees that will be considered an Independent Director, if elected, has been selected and nominated solely by the current Independent Directors of the Acquired Corporation.

    The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Directors review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Directors select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Directors has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Directors met eight times. Each then current Director attended 75% or more of the re-spective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit and Governance Committee

    The Audit and Governance Committee makes recommendations regarding the se-lection of independent auditors for the Fund, confers with the independent au-ditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Directors deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Directors, re-ceives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nom-inees for membership on the Board and oversees the administration of the Ac-quired Corporation's Governance Procedures and Guidelines. Shareholders wish-ing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Acquired Corpo-ration. Currently, the members of the committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held four meetings during calendar year 2000.

Officers

    The following persons are officers of the Acquired Corporation:

                                      Present Office with the
                                       Acquired Corporation;
                                      Principal Occupation or  Year First Became
Name (Date of Birth)                      Employment(/1/)       an Officer(/2/)
--------------------                  ------------------------ -----------------
Mark S. Casady....................... President; Managing            1998
 (9/21/60)                            Director, ZSI; formerly,
                                      Institutional Sales
                                      Manager of an
                                      unaffiliated mutual fund
                                      distributor.

Linda C. Coughlin.................... Vice President and             2001
 (1/1/52)                             Chairperson; Managing
                                      Director, ZSI.

Philip J. Collora.................... Vice President and             1998
 (11/15/45)                           Assistant Secretary;
                                      Attorney, Senior Vice
                                      President, ZSI.

Kathryn L. Quirk..................... Director and Vice              1998
 (12/3/52)                            President; Managing
                                      Director, ZSI.

William E. Holzer.................... Vice President; Managing       2001
 (7/27/49)                            Director, ZSI.

Tara Kenney.......................... Vice President; Senior         1998
 (10/7/60)                            Vice President, ZSI.


                                      Present Office with the
                                       Acquired Corporation;
                                      Principal Occupation or  Year First Became
Name (Date of Birth)                      Employment(/1/)       an Officer(/2/)
--------------------                  ------------------------ -----------------
William F. Truscott.................. Vice President; Managing       2000
 (9/14/60)                            Director, ZSI.

Linda J. Wondrack.................... Vice President; Managing       1998
 (9/12/64)                            Director, ZSI.

John R. Hebble....................... Treasurer; Senior Vice         1998
 (6/27/58)                            President, ZSI.

Brenda Lyons......................... Assistant Treasurer;           1998
 (2/21/63)                            Senior Vice President,
                                      ZSI.

Maureen E. Kane...................... Secretary; Vice                1998
 (2/14/62)                            President, ZSI;
                                      formerly, Assistant Vice
                                      President of an
                                      unaffiliated investment
                                      management firm; prior
                                      thereto, Associate Staff
                                      Attorney of an
                                      unaffiliated investment
                                      management firm, and
                                      Associate, Peabody &
                                      Arnold (law firm).

Caroline Pearson..................... Assistant Secretary;           1998
 (4/1/62)                             Managing Director, ZSI;
                                      formerly, Associate,
                                      Dechert Price & Rhoads
                                      (law firm) 1989 to 1997.

-----------
(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Directors in each calendar year and until his or her succes-sor has been duly elected and qualified, and all other officers hold of-fice as the Directors permit in accordance with the By-laws of the Ac-quired Corporation.

Compensation of Directors and Officers

    The Acquired Corporation pays the Independent Directors an annual retainer (paid in quarterly installments) and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Di-rectors currently serve as board members of various other Kemper Funds. ZSI supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Directors and officers on behalf of the Fund and re-ceives a management fee for its services. Several of the officers and Direc-tors are also officers, directors, employees or stockholders of ZSI and par-ticipate in the fees paid to that firm, although the Acquired Corporation makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Directors agreed not to stand for re-election. Independent Direc-tors of the Acquired Corporation are not entitled to benefits under any pen-sion or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructuring of the boards, it was appropriate to provide the four Independent Directors who were not standing for re-election for various Kemper Funds a one-time benefit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Direc-tors of the Acquired Corporation who are not standing for re-election, will each receive such a one-time benefit. The amount received by a director on be-half of each fund for which he serves as a director ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kem-per Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Directors who receive compensation from the Acquired Corpo-ration.

    Column (2) Aggregate compensation received by each Director from the Ac-quired Corporation during calendar year 2000.

    Column (3) Total compensation received by each Director from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

Compensation Table

                                                                    Total
                                                                Compensation
                                   Aggregate Compensation         from Fund
Name of Director                 from Acquired Corporation    Complex(/2/)(/3/)
----------------                ----------------------------  -----------------
James E. Akins................. $6,424.25 (4 fund portfolios)    $195,480.00
James R. Edgar................. $6,440.74 (4 fund portfolios)    $195,080.00
Arthur R. Gottschalk(/1/)...... $5,514.79 (4 fund portfolios)    $195,080.00
Frederick T. Kelsey............ $6,458.81 (4 fund portfolios)    $200,300.00
Fred B. Renwick................ $6,265.38 (4 fund portfolios)    $204,620.00
John G. Weithers............... $6,753.05 (4 fund portfolios)    $239,180.00

-----------
(/1/Includes)deferred fees. Pursuant to deferred compensation agreements with the Acquired Corporation, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich

    Money Market Fund. Total deferred fees (including interest thereon) pay-able from the Acquired Corporation to Mr. Gottschalk are $29,216.
(/2/) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 fund portfolios. Each Director cur-rently serves on the boards of 16 Kemper trusts/corporations comprised of 58 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Directors for numer-ous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds (including tax implica-tions), liquidations of certain funds, implementation of an administra-tion agreement for certain funds (including fee caps) and the consolida-tion of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,080 for Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees was borne by ZSI.

                 The Board of Directors unanimously recommends that the shareholders of the Fund vote FOR each nominee.

                       PROPOSAL 2: APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

I. SYNOPSIS

Introduction

    The Board of Directors, including all of the Independent Directors, ap-proved the Plan at a meeting held on November 29, 2000. Subject to its ap-proval by the shareholders of the Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Fund to Scudder Global Fund in exchange for Class A, Class B and Class C shares of Scudder Global Fund; (b) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and (c) the ter-mination of the Fund. As a result of the Reorganization, each shareholder of the Fund will become a shareholder of Scudder Global Fund, a fund with similar investment characteristics and managed by the same investment manager as the Fund. Immediately after the Reorganization, each shareholder of the Fund will hold shares of the class of shares of Scudder Global Fund that corresponds to the class of shares of the Fund held by that shareholder on the Valuation Date, having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Fund on the Valuation Date.

    ZSI is the investment manager of both Funds. If the Reorganization is com-pleted, the Fund's shareholders will continue to enjoy all of the same share-holder privileges as they currently enjoy, such as access to professional service representatives, exchange privileges and automatic dividend reinvest-ment. Services provided to the Class A, Class B and Class C shareholders of Scudder Global Fund are identical to those currently provided to shareholders of the corresponding class of the Fund. See "Purchases, Exchanges and Redemptions."

Background of the Reorganization

    The Reorganization is part of a broader restructuring program to respond to changing industry conditions and investor needs. The mutual fund industry has grown dramatically over the last ten years. During this period of rapid growth, investment managers expanded the range of fund offerings that are available to investors in an effort to meet the growing and changing needs and desires of an increasingly large and dynamic group of investors. With this ex-pansion has come increased complexity and competition among mutual funds, as well as the potential for increased confusion among investors. The group of funds advised by ZSI has followed this pattern.

    As a result, ZSI has sought ways to restructure and streamline the manage-ment and operations of the funds it advises by consolidating all of the retail mutual funds that it currently sponsors into a single product line offered un-der the "Scudder" name. ZSI believes, and has advised the boards, that reduc-ing the number of funds it advises and adding the classes of shares currently offered on all Kemper Funds to the Scudder Funds will benefit fund sharehold-ers. ZSI has, therefore, proposed the combination of many Scudder Funds and Kemper Funds that have similar or compatible investment objectives and poli-cies. ZSI believes that the larger funds, along with the fewer number of funds, that result from these combinations may help to enhance investment per-formance and increase efficiency of operations. The restructuring program will not result in any changes in the shareholder services currently offered to shareholders of the Kemper Funds.

    Most of the Scudder Funds have recently adopted a new fee structure for certain administrative services. Under this fee structure, in exchange for payment by a fund of a single administrative fee rate, ZSI provides or pays for substantially all services that the fund normally requires for its opera-tions, other than those provided under the fund's investment management agree-ment and certain other expenses. This administrative fee enables investors to determine with greater certainty the expense level that a fund will experi-ence, and, for the term of the administrative services agreement, transfers substantially all of the risk of increased costs to ZSI. Likewise, ZSI re-ceives all of the benefits of economies of scale from increases in asset size or decreased operating ex-penses. Scudder Global Fund has implemented such an administrative fee, as de-scribed in "Administrative Fee" below. As part of the restructuring effort, ZSI has proposed extending this administrative fee structure to those funds currently offered under the Kemper name.

    The fund consolidations and the consolidation of the boards currently overseeing the Kemper Funds (see Proposal 1 above) are expected to have a pos-itive impact on ZSI as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for ZSI in advising or servicing funds.

Reasons for the Proposed Reorganization; Board Approval

    Since receiving ZSI's proposals on May 24, 2000, the Independent Directors have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of ZSI, the Independent Directors have requested, and ZSI has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" be-low.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Directors considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A and Class B shares and a portion of the es-timated costs of the Reorganization allocated to Class C shares, man-agement has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Board of Di-rectors, including the Independent Directors, has concluded that:

  . the Reorganization is in the best interests of the Fund and its share-holders; and

  . the interests of the existing shareholders of the Fund will not be di-luted as a result of the Reorganization.

    Accordingly, the Directors unanimously recommend approval of the Plan ef-fecting the Reorganization. If the Plan is not approved, the Fund will con-tinue in existence unless other action is taken by the Directors.

Investment Objectives, Policies and Restrictions of the Funds

    This section will help you compare the investment objectives and policies of the Fund and Scudder Global Fund. Please be aware that this is only a sum-mary. More complete information may be found in the Funds' prospectuses.

    The investment objectives, policies and restrictions of the Funds are sim-ilar. Some differences do exist. The investment objective of Scudder Global Fund is to seek long-term growth of capital while actively seeking to reduce downside risk as compared with other global growth funds. The investment ob-jective of the Fund is to seek long-term capital growth. There can be no as-surance that either Fund will achieve its investment objective.

    Scudder Global Fund invests at least 65% of its total assets in U.S. and foreign equities (equities issued by U.S. and foreign-based companies) and may invest in companies of any size. Most of Scudder Global Fund's equity invest-ments are common stocks. The Fund invests at least 65% of its total assets in common stocks and other equities issued by "blue chip" companies throughout the world. These are large, well known companies that typically have an estab-lished earnings and dividends history, easy access to credit, solid positions in their industries and strong management. Each Fund may invest in companies from any country, but primarily focuses on established companies in countries with developed economies. Scudder Global Fund does not invest in securities issued by tobacco-producing companies.

    Both Funds have the same lead portfolio managers. In choosing stocks for Scudder Global Fund, the Investment Manager conducts bottom-up research, and invests primarily in companies that offer, among other things, the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects. The Investment Manager also conducts an analysis of global themes. In addition, the Investment Manager uses analytical tools to actively monitor the risk profile of Scudder Global

Fund's portfolio as compared to comparable funds and appropriate benchmarks and peer groups, and uses several strategies in seeking to reduce downside risk, including (i) diversifying broadly among companies, industries, coun-tries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed econo-mies. In choosing stocks for the Fund, the Investment Manager looks for those blue chip companies that appear likely to benefit from global economic trends or have promising new technologies or products. Scudder Global Fund will nor-mally sell a stock when the Investment Manager believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country. The Fund will normally sell a stock when the Investment Manager be-lieves it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

    Scudder Global Fund may invest 5% or less of its total assets in debt se-curities that are rated below Baa by Moody's Investor Services, Inc. or below BBB by Standard & Poor's Ratings Services ("high yield" or "junk" bonds). The Fund may invest up to 15% of its total assets in emerging market debt or eq-uity securities of emerging markets. In addition, the Fund may invest 5% of net assets in debt securities that are rated grade BB or below, i.e., "junk bonds". Scudder Global Fund is not subject to any limit on emerging market se-curity investments, although, as stated above, it primarily focuses on estab-lished companies in countries with developed economies and is limited in the amount it can invest in junk bonds. Although each Fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the Investment Manager does not intend to use them as principal investments for either Fund and might not use them at all.

    The Funds' fundamental investment restrictions and non-fundamental invest-ment restrictions, as set forth under "Investment Restrictions" in each Fund's statement of additional information, are identical, except that the Fund (but not Scudder Global Fund) has a stated non-fundamental investment restriction limiting the Fund's investments in illiquid securities to no more than 15% of its net assets. Both Funds are, however, subject to the 15% restriction on il-liquid securities pursuant to applicable regulation. Fundamental investment restrictions may not be changed without the approval of Fund shareholders, while non-fundamental investment restrictions may be changed by the applicable Board without shareholder approval. Investors should refer to each Fund's statement of additional information for a more detailed description of that Fund's investment policies and restrictions.

Portfolio Turnover

    The portfolio turnover rate for Scudder Global Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fis-cal year ended August 31, 2000 was 60%. The portfolio turnover rate for the Fund for the fiscal year ended October 31, 2000 was 54%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

Comparative Considerations

    The portfolio characteristics of the combined fund after the Reorganiza-tion will reflect the blended characteristics of the Fund and Scudder Global Fund. The following characteristics are as of December 31, 2000 for both Funds and also reflect the blended characteristics of both Funds after the Reorgani-zation as of that same date.

                          Portfolio Composition(/1/)
                             As a % of Net Assets

                                                    Pacific                Average
                           U.S.   European Japanese  Basin                 Market-
                         Equities Equities Equities Equities Bonds Other  Cap (000)
                         -------- -------- -------- -------- ----- ----- -----------
Fund....................   43%      36%      12%       2%      3%    4%  $36,037,000
Scudder Global Fund.....   40%      36%      13%       5%      0%    6%  $34,000,000
Scudder Global Fund --
  Pro Forma
 Combined(/2/)..........   40%      36%      13%       5%      0%    6%  $34,053,302

-----------
(/1/) The Fund normally invests at least 65% of its total assets in common stocks and other equities of "blue chip" companies that typically have an established earnings and dividend history, easy access to credit, solid positions in their industries and strong management. Scudder Global Fund normally invests at least 65% of its total assets in U.S. and foreign equities (equities issued by U.S. and foreign-based compa-nies), and most of its equities are common stocks. Each Fund may invest in any country, but primarily focuses on countries with developed econo-mies.
(/2/) Reflects the blended characteristics of the Fund and Scudder Global Fund as of December 31, 2000. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objectives and policies.

Performance

    The following tables show how the returns of the Fund and Scudder Global Fund over different periods average out. For context, the tables also include a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performance of both Funds and the index vary over time, and past performance is not necessarily indicative of future results. All figures assume reinvestment of dividends and distributions.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class A Shares

                                                                      Since
                               Past Year Past 5 Years Past 10 Years Inception*
                               --------- ------------ ------------- ----------
Fund -- Class A(/1/)..........  (10.19%)       N/A          N/A        9.45%
Scudder Global Fund --
   Class A(/2/)...............   (8.84%)    10.80%       11.80%          N/A
Comparative Index for both
  Funds: MSCI World
  Index(/3/)..................  (13.20%)    12.12%       11.93%       10.49%

-----------
* Inception date of the Fund's Class A shares is December 31, 1997. Index comparison begins December 31, 1997.
(/1/)Class A performance is adjusted for maximum sales charge.
(/2/) Class A shares of Scudder Global Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Global Fund's Class A shares are derived from the his-torical performance of Class S shares, adjusted to reflect the impact of the maximum initial sales charge and the higher total annual operating expenses applicable to Class A shares.
(/3/) The Morgan Stanley Capital International (MSCI) World Index is an unman-aged, capitalization-weighted measure of global stock markets including the United States, Canada, Europe, Australia, and the Far East.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class B Shares

                                                    Past     Past     Since
                                         Past Year 5 Years 10 Years Inception*
                                         --------- ------- -------- ----------
Fund -- Class B(/1/)....................   (8.24%)    N/A      N/A     9.75%
Scudder Global Fund -- Class B(/2/).....   (6.96%) 10.97%   11.50%       N/A
Comparative Index for both Funds: MSCI
  World Index(/3/)......................  (13.20%) 12.12%   11.93%    10.49%

-----------

* Inception date of the Fund's Class B shares is December 31, 1997. Index comparison begins December 31, 1997.
(/1/) Class B performance is adjusted for maximum contingent deferred sales charge.
(/2/) Class B shares of Scudder Global Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Global Fund's Class B shares are derived from the his-torical performance of Class S shares, adjusted to reflect the impact of the maximum contingent deferred sales charge and the higher total annual operating expenses applicable to Class B shares.
(/3/) The Morgan Stanley Capital International (MSCI) World Index is an unman-aged, capitalization-weighted measure of global stock markets including the United States, Canada, Europe, Australia, and the Far East.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception.

                          Average Annual Total Return
                    for the Periods Ended December 31, 2000

                                Class C Shares

                                           Past     Past     Past     Since
                                           Year    5 Years 10 Years Inception*
                                          -------  ------- -------- ----------
Fund -- Class C..........................  (5.53%)    N/A      N/A    10.66%
Scudder Global Fund -- Class C(/1/)......  (4.02%) 11.26%   11.60%       N/A
Comparative Index for both Funds: MSCI
  World Index(/2/)....................... (13.20%) 12.12%   11.93%    10.49%

-----------
* Inception date of the Fund's Class C shares is December 31, 1997. Index comparison begins December 31, 1997.
(/1/) Class C shares of Scudder Global Fund are newly offered and therefore have no available performance information. The average annual total re-turns for Scudder Global Fund's Class C shares are derived from the his-torical performance of Class S shares, adjusted to reflect the impact of the higher total annual operating expenses applicable to Class C shares.
(/2/) The Morgan Stanley Capital International (MSCI) World Index is an unman-aged, capitalization-weighted measure of global stock markets including the United States, Canada, Europe, Australia, and the Far East.

    Total return for the Fund would have been lower during both periods shown in the table above if the Investment Manager had not maintained expenses since inception.

    For management's discussion of Scudder Global Fund's performance for the fiscal year ended August 31, 2000, please refer to Exhibit B. Shareholders of the Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distri-bution fees borne by Class A, Class B and Class C shares, which would reduce performance.

Investment Manager; Fees and Expenses

    Each Fund retains the investment management firm of ZSI, pursuant to sepa-rate contracts, to manage its daily investment and business affairs, subject to the policies established by each Fund's Directors. ZSI is a Delaware corpo-ration located at 345 Park Avenue, New York, New York 10154-0010.

    Each Fund pays the Investment Manager a graduated investment management fee, although the fee rates and breakpoints differ. The fee is graduated so that increases in a Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. Howev-er, the Investment Manager has contractually agreed to cap the Fund's total operating expenses expressed as a percentage of average daily net assets at 1.80%, 2.68% and 2.65% for Class A, Class B and Class C shares, respectively, through Feb-ruary 28, 2002. As of August 31, 2000, Scudder Global Fund had total net as-sets of $1,551,884,193. For the fiscal year ended August 31, 2000, Scudder Global Fund paid the Investment Manager a fee of 0.95% of its average daily net assets. As of October 31, 2000, the Fund had total net assets of $36,262,281. For the fiscal year ended October 31, 2000, the Fund paid the In-vestment Manager a fee of 0.85% (after waivers) of its average daily net as-sets.

    The fee schedule for the combined fund after the Reorganization will be identical to the current fee schedule for Scudder Global Fund. Currently, the fee schedules for the Fund and Scudder Global Fund are as follows:

                Fund                                Scudder Global Fund
-------------------------------------       ------------------------------------------
Average Daily Net Assets     Fee Rate       Average Daily Net Assets       Fee Rate
------------------------     --------       ------------------------       --------
First $250 million            1.00%         First $500 million              1.00%
Next $750 million             0.95%         Next $500 million               0.95%
Over $1 billion               0.90%         Next $500 million               0.90%
                                            Next $500 million               0.85%
                                            Over $2 billion                 0.80%

    Because of differences in breakpoints, at assets less than $1.75 billion, the Fund's current fee schedule would produce a lower effective advisory fee rate, while at assets of greater than $1.75 billion, Scudder Global Fund's fee schedule would produce a lower fee rate.

Administrative Fee

    Scudder Global Fund has entered into an administrative services agreement with ZSI (the "Administration Agreement"), pursuant to which ZSI provides or pays others to provide substantially all of the administrative services re-quired by the Class A, Class B and Class C shares of Scudder Global Fund (other than those provided by ZSI under its investment management agreement with that Fund) in exchange for the payment by Scudder Global Fund of an an-nual administrative services fee (the "Administrative Fee") equal to 0.400%, 0.450% and 0.425% of average daily net assets attributable to the Class A, Class B and Class C shares, respectively. The fees for the services provided by Kemper Distributors, Inc. ("KDI") under its current shareholder services agreement and underwriting and distribution services agreement with Scudder Global Fund are not covered by, and are in addition to, the Administrative Fee. One effect of this arrangement is to make Scudder Global Fund's future expense ratio more predictable. On the other hand, the administrative fee rate does not decrease with economies of scale from increases in asset size or de-creased operating expenses. The details of this arrangement (including ex-penses that are not covered) are set out below.

    Various service providers (the "Service Providers"), some of which are af-filiated with ZSI, provide certain services to Scudder Global Fund pursuant to separate agreements. These Service Providers may differ from the current Serv-ice Providers of the Fund. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes net asset value for Scudder Global Fund and maintains its ac-counting records. Kemper Service Company, also a subsidiary of ZSI, is the transfer, shareholder servicing and dividend-paying agent for the Class A, Class B and Class C shares of Scudder Global Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for share-holder accounts in certain retirement and employee benefit plans. As custodi-an, Brown Brothers Harriman & Company holds the portfolio securities of Scudder Global Fund, pursuant to a custodian agreement. Other Service Provid-ers include the independent public accountants and legal counsel for Scudder Global Fund.

    Under the Administration Agreement, each Service Provider provides the services to Scudder Global Fund described above, except that ZSI pays these entities for the provision of their services to Scudder Global Fund and pays most other fund expenses, including insurance, registration, printing and postage fees. In return, Scudder Global Fund pays ZSI the Administrative Fee.

    The Administration Agreement will remain in effect with respect to the Class A, Class B and Class C shares for an initial term ending September 30, 2003, subject to earlier termination by the directors that oversee Scudder Global Fund. The Administration Agreement shall continue in effect on an an-nual basis after September 30, 2003, provided that such continuance is ap-proved at least annually by a majority of the directors, including the Inde-pendent Directors, that oversee Scudder Global Fund. The fee payable by Scudder Global Fund to ZSI pursuant to the Administration Agreement is reduced by the amount of any credit received from Scudder Global Fund's custodian for cash balances.

    Certain expenses of Scudder Global Fund are not borne by ZSI under the Ad-ministration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). Scudder Global Fund con-tinues to pay the fees required by its investment management agreement with ZSI. In addition, it pays the fees under the services agreement and underwrit-ing and distribution services agreement with KDI, as described in "Distribu-tion and Services Fees" below.

Comparison of Expenses

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Class A, Class B and Class C shares of Scudder Global Fund, and compares these with the expenses of the Fund. As indicated below, it is expected that the total expense ratio of each class of Scudder Global Fund following the Reorganization will be lower than the current expense ratio of the corresponding class of the Fund. Unless otherwise noted, the information is based on each Fund's expenses and average daily net assets during the twelve months ended September 30, 2000 (prior to the creation of Class A, Class B and Class C shares of Scudder Global Fund) and on a pro forma basis as of that date and for the twelve month period then ended, assuming the Reorga-nization had been in effect for the period.

                           Expense Comparison Table
                                Class A Shares

                                                                    Scudder
                                                                    Global
                                                    Scudder         Fund --
                                                    Global         Pro Forma
                                         Fund        Fund        Combined(/1/)
                                        ------      -------      -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)..   5.75%       5.75%           5.75%
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)(/2/)......................    None        None            None
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.....    None        None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).....    None        None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.......................   1.00%       0.95%           0.94%
Distribution and/or Service (12b-1)
  Fees................................    None       0.25%(/3/)      0.25%(/3/)
Other Expenses........................   1.57%       0.40%(/4/)      0.40%
                                        ------      ------          ------
Total Annual Fund Operating Expenses..   2.57%       1.60%           1.59%
Expense Waiver........................   0.77%(/5/)   None            None
                                        ------      ------          ------
Net Annual Fund Operating Expenses....   1.80%       1.60%           1.59%
Expense Example of Total Operating
  Expenses at the End of the
  Period(/6/)
One Year..............................  $  747      $  728          $  727
Three Years...........................  $1,260      $1,051          $1,048
Five Years............................  $1,797      $1,396          $1,391
Ten Years.............................  $3,259      $2,366          $2,356

-----------
Notes to Expense Comparison Table:
(/1/)The Scudder Global Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Global Fund's Administration Agreement and the adoption of a distribution plan.
(/2/)Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge if sold during the first year after purchase and 0.50% if sold during the second year after purchase.
(/3/)Reflects a shareholder services fee of 0.25%. The shareholder services fee for Scudder Global Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Ex-
    penses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/)Restated to reflect the implementation of Scudder Global Fund's Adminis-
     tration Agreement.
(/5/)By contract, total operating expenses of the Class A shares of the Fund are capped at 1.80% through February 28, 2002. There is no guarantee that this expense waiver will continue beyond February 28, 2002.
(/6/)Expense examples (including one year of waived expenses for the Fund in each period) reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends, total op-erating expenses remain the same and redemptions at the end of each peri-od. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class B Shares

                                                                    Scudder
                                                                    Global
                                                    Scudder         Fund --
                                                    Global         Pro Forma
                                         Fund        Fund        Combined(/1/)
                                        ------      -------      -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)..    None        None            None
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)(/2/)......................   4.00%       4.00%           4.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.....    None        None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).....    None        None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.......................   1.00%       0.95%           0.94%
Distribution and/or Service (12b-1)
  Fees................................   0.75%       1.00%(/3/)      1.00%(/3/)
Other Expenses........................   1.69%       0.45%(/4/)      0.45%
                                        ------      ------          ------
Total Annual Fund Operating Expenses..   3.44%       2.40%           2.39%
Expense Waiver........................   0.76%(/5/)   None            None
                                        ------      ------          ------
Net Annual Fund Operating Expenses....   2.68%       2.40%           2.39%
Expense Example of Total Operating
  Expenses Assuming Redemption at the
  End of the Period(/6/)
One Year..............................  $  671      $  643          $  642
Three Years...........................  $1,286      $1,048          $1,045
Five Years............................  $1,924      $1,480          $1,475
Ten Years.............................  $3,294      $2,356          $2,345
Expense Example of Total Operating
  Expenses Assuming No Redemption at
  the End of the Period(/6/)
One Year..............................  $  271      $  243          $  242
Three Years...........................  $  986      $  748          $  745
Five Years............................  $1,724      $1,280          $1,275
Ten Years.............................  $3,294      $2,356          $2,345

-----------
Notes to Expense Comparison Table:
(/1/The)Scudder Global Fund -- Pro Forma Combined column reflects expenses es-timated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Global Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Contingent deferred sales charges on Class B shares sold during the first six years of ownership are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.
(/3/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Global Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class B shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Restated to reflect the implementation of Scudder Global Fund's Adminis-
      tration Agreement.
(/5/) By contract, total operating expenses of the Class B shares of the Fund are capped at 2.68% through February 28, 2002. There is no guarantee that this expense waiver will continue beyond February 28, 2002.
(/6/) Expense examples (including one year of waived expenses for the Fund in each period) reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. Assumes conversion to Class A shares six years after purchase. This is only an example; your actual expenses will be different.

                           Expense Comparison Table
                                Class C Shares

                                                                    Scudder
                                                                    Global
                                                    Scudder      Fund --  Pro
                                                    Global           Forma
                                         Fund        Fund        Combined(/1/)
                                        ------      -------      -------------
Shareholder Fees
Maximum Sales Charge (Load) Imposed on
  Purchases (as % of offering price)..    None        None            None
Maximum Contingent Deferred Sales
  Charge (Load) (as % of redemption
  proceeds)(/2/)......................   1.00%       1.00%           1.00%
Maximum Deferred Sales Charge (Load)
  imposed on reinvested dividends.....    None        None            None
Redemption Fee (as a percentage of
  amount redeemed, if applicable).....    None        None            None
Annual Fund Operating Expenses
  (unaudited) (as a % of average net
  assets)
Management Fees.......................   1.00%       0.95%           0.94%
Distribution and/or Service (12b-1)
  Fees................................   0.75%       1.00%(/3/)      1.00%(/3/)
Other Expenses........................   1.86%       0.43%(/4/)      0.43%
                                        ------      ------          ------
Total Annual Fund Operating Expenses..   3.61%       2.38%           2.37%
Expense Waiver........................   0.96%(/5/)   None            None
                                        ------      ------          ------
Net Annual Fund Operating Expenses....   2.65%       2.38%           2.37%
Expense Example of Total Operating
  Expenses Assuming Redemption at the
  End of the Period(/6/)
One Year..............................  $  368      $  341          $  340
Three Years...........................  $1,017      $  742          $  739
Five Years............................  $1,788      $1,270          $1,265
Ten Years.............................  $3,809      $2,716          $2,706
Expense Example of Total Operating
  Expenses Assuming No Redemption at
  the End of the Period(/6/)
One Year..............................  $  268      $  241          $  240
Three Years...........................  $1,017      $  742          $  739
Five Years............................  $1,788      $1,270          $1,265
Ten Years.............................  $3,809      $2,716          $2,706

-----------
Notes to Expense Comparison Table:
(/1/) The Scudder Global Fund -- Pro Forma Combined column reflects expenses estimated for the combined fund subsequent to the Reorganization and re-flects the effect of the Reorganization. Pro Forma expenses reflect the implementation of Scudder Global Fund's Administration Agreement and the adoption of a distribution plan.
(/2/) Contingent deferred sales charge on Class C shares is 1% for shares sold during the first year after purchase.
(/3/) Includes a shareholder services fee of 0.25%. The shareholder services fee for Scudder Global Fund is authorized by a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class C shares of the Fund also bear a shareholder services fee of 0.25%, which is included under the "Other Expenses" category for the Fund because it is not authorized by a Rule 12b-1 Plan.
(/4/) Restated to reflect the implementation of Scudder Global Fund's Adminis-
      tration Agreement.
(/5/) By contract, total operating expenses of the Class C shares of the Fund are capped at 2.65% through February 28, 2002. There is no guarantee that this expense waiver will continue beyond February 28, 2002.
(/6/) Expense examples (including one year of waived expenses for the Fund in each period) reflect what an investor would pay on a $10,000 investment, assuming a 5% annual return, the reinvestment of all dividends and total operating expenses remain the same. This is only an example; your actual expenses will be different.

Distribution and Services Fees

    Pursuant to an underwriting and distribution services agreement with Scudder Global Fund, KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Investment Manager, acts as the principal underwriter and distributor of the Class A, Class B and Class C shares of that Fund and acts as agent of the Fund in the continuing offer of such shares. Scudder Global Fund has adopted distribution plans on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are sub-stantially identical to the existing distribution plans adopted by the Fund, with one exception. As under the current distribution plans for the Fund, Scudder Global Fund pays KDI an asset-based fee at an annual rate of 0.75% of Class B and Class C shares. The distribution plans for Scudder Global Fund, however, unlike the distribution plans for the Fund, also authorize the pay-ment to KDI of the 0.25% services fee with respect to the Class A, Class B and Class C shares pursuant to the shareholder services agreement (the "Services Agreement") described below. Neither KDI nor the Directors of the Acquired Corporation believe that the services performed by KDI under the Services Agreement have been primarily intended to result in sales of fund shares (i.e., "distribution" services) as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties due to the ambiguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the serv-ices performed by KDI under the Services Agreement are "distribution" servic-es, the distribution plans for Scudder Global Fund authorize the payment of the services fee. The fact that the services fee is authorized by Scudder Global Fund's distribution plans does not change the fee rate or affect the nature or quality of the services provided by KDI.

    Pursuant to the Services Agreement with Scudder Global Fund, which is sub-stantially identical to the current services agreement with the Fund, KDI re-ceives a services fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Scudder Global Fund. KDI uses the services fee to compensate financial services firms ("firms") for providing personal serv-ices and maintenance of accounts for their customers that hold those classes of shares of Scudder Global Fund, and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Fund. All fee amounts are payable monthly and are based on the average daily net assets of each Fund attributable to the relevant class of shares.

Purchases, Exchanges and Redemptions

    Both Funds are part of the Scudder Kemper complex of mutual funds. The procedures for purchases, exchanges and redemptions of Class A, Class B and Class C shares of Scudder Global Fund are identical to those of the Fund. Shares of Scudder Global Fund are exchangeable for shares of the same class of most other open-end funds advised by ZSI offering such shares.

    Corresponding classes of shares of Scudder Global Fund have identical sales charges to those of the Fund. Scudder Global Fund has a maximum initial sales charge of 5.75% on Class A shares. Shareholders who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge (a "CDSC") of up to 1% if the shares are sold within two years of the date on which they were purchased. Class B shares are sold without a front-end sales charge, but may be subject to a CDSC upon re-demption, depending on the length of time the shares are held. The CDSC begins at 4% for shares sold in the first year, declines to 1% in the sixth year and is eliminated after the sixth year. After six years, Class B shares automati-cally convert to Class A shares. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC of up to 1% if the shares are sold within one year of purchase.

    Class A, Class B and Class C shares of Scudder Global Fund received in the Reorganization will be issued at net asset value, without a sales charge, and no CDSC will be imposed on any shares of the Fund exchanged for shares of Scudder Global Fund as a result of the Reorganization. However, following the Reorganization, any CDSC that applies to shares of the Fund will continue to apply to shares of Scudder Global Fund received in the Reorganization, using the original purchase date for such shares to calculate the holding period, rather than the date such shares are received in the Reorganization.

    Services available to shareholders of Class A, Class B and Class C shares of Scudder Global Fund are identical to those available to shareholders of the corresponding classes of shares of the Fund and include the purchase and re-demption of shares through an automated telephone system and over the Internet, telephone redemptions, exchanges by telephone to most other Scudder Kemper funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see Scudder Global Fund's prospectus for additional infor-mation.

Dividends and Other Distributions

    Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December. An additional distri-bution may be made if necessary. Shareholders of each Fund can have their div-idends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, sent to the shareholder by check. For re-tirement plans, reinvestment is the only option.

    If the Plan is approved by the Fund's shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and un-distributed realized net capital gains immediately prior to the Closing.

Other Differences Between the Funds.

    Charter Documents.

    Each of the Acquired Corporation and the Acquiring Corporation is orga-nized as a Maryland corporation under separate Articles of Incorporation. Although these Articles of Incorporation are substantially similar, some dif-ferences do exist. The most significant difference is that the Acquired Corpo-ration's Articles of Incorporation specifically permit the creation of a mas-ter feeder structure; the Acquiring Corporation's Articles of Incorporation are silent with regard to master feeder structures.

    Directors and Officers.

    The Directors of the Acquired Corporation, currently and as proposed under Proposal 1, are different from those of the Acquiring Corporation. As de-scribed in Scudder Global Fund's statement of additional information, which is available upon request, the following individuals comprise the Board of Direc-tors of Scudder Global Fund: Henry P. Becton, Jr., Linda C. Coughlin, Dawn-Ma-rie Driscoll, Edgar R. Fiedler, Keith R. Fox, Joan E. Spero, Jean Gleason Stromberg, Jean C. Tempel and Steven Zaleznick. In addition, the officers of the Acquired Corporation and the Acquiring Corporation are different. (See Proposal 1 and each Fund's statement of additional information for further information.)

    Fiscal Year.

    The Fund's fiscal year-end is October 31. Scudder Global Fund's fiscal year-end is August 31.

    Auditors.

    The Fund's auditors are Ernst & Young LLP. Scudder Global Fund's auditors are PricewaterhouseCoopers LLP.

Tax Consequences

    As a condition to the Reorganization, each Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the mean-ing of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                                   *   *   *

    The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

II.PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by Scudder Global Fund are similar to those pre-sented by the Fund. The main risks applicable to each Fund include, among oth-ers, market risk (i.e., the performance of stock markets, both in the U.S. and abroad), management risk (i.e., securities selection by the Investment Manag-
er), the risks associated with foreign securities and currency risk. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential informa-tion may be incomplete or wrong. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. To the extent that a Fund invests in emerging markets, such Fund would be subject to the risk that emerging markets tend to be more vola-tile than developed markets. This risk may have a greater effect on Scudder Global Fund because it is not subject to a stated limit on the percentage of its assets that may be invested in emerging markets countries. However, both Funds primarily focus on companies in developed countries.

    To the extent that Scudder Global Fund invests a greater percentage of its assets in smaller, less well-known companies than does the Fund, it would be subject to the risk that the stocks of such companies may be more volatile than the stocks of large, well-established companies, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. In addition, to the extent a Fund invests in debt securities, it would be subject to the risk associated with interest rates and credit quality. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of an investment in the Funds. Credit quality risk refers to the fact that if a portfolio security declines in credit quality or goes into default, it could hurt Fund performance. Be-cause the Fund may invest a greater percentage of its assets in debt securi-ties, it may be subject to a greater degree of risk associated with rising in-terest rates or declines in credit quality. In addition, each Fund may invest a portion of its assets in high yield securities, or "junk bonds," which en-tail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. Scudder Global Fund's attempt to reduce downside risk may reduce its respective performance relative to other similar funds in a strong market. Lastly, the Funds are not insured or guaranteed by the FDIC or any other government agency. Share prices will go up and down, so be aware that you could lose money.

    For a further discussion of the investment techniques and risk factors ap-plicable to each Fund, see "Investment Objectives, Policies and Restrictions of the Funds" above, and each Fund's prospectus and statement of additional information.

III.THE PROPOSED TRANSACTION

Description of the Plan

    As stated above, the Plan provides for the transfer of all or substan-tially all of the assets of the Fund to Scudder Global Fund in exchange for that number of full and fractional Class A, Class B and Class C shares of Scudder Global Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the corresponding classes of the Fund as of the close of business on the Valuation Date. Scudder Global Fund will assume all of the li-abilities of the Fund. The Fund will distribute the Class A, Class B and Class C shares received in the exchange to the shareholders of the corresponding classes of the Fund in complete liquidation of the Fund. The Fund will then be terminated.

    Upon completion of the Reorganization, each shareholder of the Fund will own that number of full and fractional Class A, Class B and Class C shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the corresponding class held in the Fund as of the close of business on the Valuation Date. Such shares will be held in an account with Scudder Global Fund identical in all material respects to the ac-count currently maintained by the Fund for such shareholder. In the interest of economy and convenience, Class A, Class B and Class C shares issued to the Fund's shareholders in the Reorganization will be in uncertificated form. If Class A, Class B or Class C shares of the Fund are represented by certificates prior to the Closing, such certificates should be returned to the Fund's shareholder servicing agent. Any Class A, Class B or Class C shares of Scudder Global Fund distributed in the Reorganization to shareholders in exchange for certificated shares of the Fund may not be transferred, exchanged or redeemed without delivery of such certificates.

    Until the Closing, shareholders of the Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received on or after the Valuation Date by the transfer agent will be treated as requests received for the redemption or purchase of Class A, Class B or Class C shares of Scudder Global Fund received by the shareholder in connection with the Reorganization.

    The obligations of each of the Acquired Corporation, on behalf of the Fund, and the Acquiring Corporation, on behalf of Scudder Global Fund, under the Plan are subject to various conditions, as stated therein. The Plan also requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Fund is in the process of making the necessary filings. To pro-vide for unforeseen events, the Plan may be terminated: (i) by the mutual agreement of the parties; (ii) by either party if the Closing has not occurred by September 1, 2001, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party has materially breached its obligations under the Plan or made a material misrepresentation in the Plan or in connection with the Reorganization. The Plan may also be amended by mutual agree-ment in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of Scudder Global Fund to be issued to the Fund in the Plan to the detriment of the Fund's shareholders without their ap-proval. For a complete description of the terms and conditions of the Reorga-nization, please refer to the Plan at Exhibit A.

Board Approval of the Proposed Transaction

    As discussed above, the Reorganization is part of a ZSI initiative that is intended to restructure and streamline the management and operations of the funds ZSI advises. ZSI first proposed the Reorganization to the Directors of the Fund at a meeting held on May 24, 2000, see "Synopsis -- Background of the Reorganization" above. This initiative includes five major components:

  (i) A change in branding to offer virtually all funds advised by ZSI under the Scudder name, with a concentration on intermediary distribution;

  (ii) The combination of funds with similar investment objectives and poli-cies, including in particular the combination of the Kemper Funds with similar Scudder Funds currently offered to the general public;

  (iii) The liquidation of certain small funds which have not achieved mar-ket acceptance and which are unlikely to reach an efficient operat-ing size;

  (iv) The implementation of an administration agreement for the Kemper Funds similar to that recently adopted by the Scudder Funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's in-vestment management agreement) and most expenses; and

  (v) The consolidation of certain boards overseeing funds advised by ZSI.

    The Independent Directors of the Fund reviewed the potential implications of these proposals for the Fund as well as the various other funds for which they serve as board members. They were assisted in this review by their inde-pendent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the May 24th meeting, the Independent Directors met in person or by telephone on numerous occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of ZSI, including the "interested" Directors. In the course of their review, the Independent Directors requested and received substantial additional information and suggested numerous changes to ZSI's proposals.

    Following the conclusion of this process, the Directors of the Fund, the board members of other funds involved and ZSI reached general agreement on the elements of a restructuring plan that they believed were in the best interests of shareholders and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On November 29, 2000, the Board of Directors, including the Independent Directors, unanimously approved the terms of the Reorganization and certain related proposals. The Directors have also unanimously agreed to recommend that the Reorganization be approved by the Fund's shareholders.

    In determining whether to recommend that the shareholders of the Fund ap-prove the Reorganization, the Board of Directors considered that:

  . As part of ZSI's overall restructuring, the Fund would be duplicative of another similar fund advised by ZSI in the same distribution channel.

  . The fixed fee rate under the new Administration Agreement for Class A, Class B and Class C shares is expected to be less than the estimated current operating expenses such classes would otherwise pay.

  . It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a tax-free trans-action.

  . Although the Fund agreed to pay the estimated costs of the Reorganiza-tion allocated to Class A and Class B shares and a portion of the es-timated costs of the Reorganization allocated to Class C shares, man-agement has estimated that such allocated costs will be recoverable from lower overall expense ratios within six months of completion of the Reorganization. ZSI agreed to pay a portion of the estimated costs of the Reorganization allocated to Class C shares and all of the costs of the Reorganization that exceed estimated costs.

    As part of their deliberations, the Directors considered, among other things: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Fund and the estimated operating expenses of Scudder Global Fund after the Reorganization, and between the estimated oper-ating expenses of Scudder Global Fund and other mutual funds with similar in-vestment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder inter-ests; (c) the compatibility of the Funds' investment objectives, policies, re-strictions and portfolios; (d) the service features available to shareholders of each Fund; (e) prospects for Scudder Global Fund to attract additional as-sets; and (f) the investment performance of each Fund.

    As part of their analysis, the Directors considered direct and indirect costs to shareholders including: (a) the direct costs of the Reorganization to be borne by existing shareholders; (b) the potential costs of any necessary rebalancing of the Fund's portfolio; and (c) the potential tax consequences to shareholders as a result of differences in the Funds' realized or unrealized capital gains or losses and capital loss carry-forwards.

    Costs. The anticipated costs of the Reorganization allocable to the Fund are $33,001, which includes board meeting fees, legal, accounting and other consultant fees, and proxy solicitation costs. Class A shares of the Fund will pay $11,984 and Class B shares of the Fund will pay $16,116, each of which represents 100% of the estimated costs allocable to Class A and Class B shares, respectively. Class C shares will pay a portion of their allocable costs of the Reorganization, or $4,573 out of $4,901 (93.31%). ZSI is bearing the remaining costs, including any cost overruns (except that Scudder Global Fund is bearing the SEC registration fees which are estimated to be $9,393).

    The estimated costs of the Reorganization borne by the Fund have been expensed, resulting in a reduction of net asset value per share of $0.0095, $0.0163 and $0.0187 for Class A, Class B and Class C shares, respectively. Management of the Fund expects that reduced operating expenses resulting from the Reorganization should allow for recovery of the allocated costs of the Re-organization within six months after the Closing.

    Potential Tax Consequences. Although the Reorganization will be achieved on a federally tax-free basis (see "The Proposed Transaction -- Federal Income Tax Consequences"), there are differences in the Funds' unrealized gains or losses and portfolio turnover rates which may affect the timing and amount of any future capital gain distributions paid to shareholders.

                                       12/31/00               Fiscal Year
                                      Unrealized                 Loss
                                      Gain (Loss)              Carryover  Fiscal Year
                           12/31/00     as % of   Fiscal Year   as % of    Portfolio
                          Unrealized   12/31/00      Loss      12/31/00    Turnover
                         Gain (Loss)  Net Assets  Carryovers  Net Assets     Rate
                         ------------ ----------- ----------- ----------- -----------
Fund.................... $  3,124,807     8.5%       None         N/A         54%
Scudder Global Fund..... $198,585,603    12.7%       None         N/A         60%

    The Directors of the Fund considered the possibility that shareholders of the Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (share-holders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

    The Directors also gave extensive consideration to possible economies of scale that might be realized by ZSI in connection with the Reorganization, as well as the other fund combinations included in ZSI's restructuring proposal.

    Based on all the foregoing, the Board concluded that the Fund's participa-tion in the Reorganization would be in the best interests of the Fund and would not dilute the interests of the Fund's shareholders. The Board of Direc-tors, including the Independent Directors, unanimously recommends that share-holders of the Fund approve the Reorganization.

Description of the Securities to Be Issued

    Scudder Global Fund is a series of the Acquiring Corporation, a corpora-tion organized under the laws of the state of Maryland on May 15, 1986. The Acquiring Corporation's authorized capital consists of approximately 1.55 bil-lion shares of capital stock, par value $0.01 per share, 320 million shares of which are allocated to Scudder Global Fund. The Directors of the Acquiring Corporation are authorized to divide the shares of the Acquiring Corporation into separate series. Scudder Global Fund is one of four series of the Acquir-ing Corporation. The Directors of the Acquiring Corporation are also autho-rized to further divide the shares of the series of the Acquiring Corporation into classes. The shares of Scudder Global Fund are currently divided into five classes: Class S, Class AARP, Class A, Class B and Class C. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes of a series bear dif-ferent expense levels because distribution costs and certain other expenses approved by the Directors of the Acquiring Corporation are borne directly by the class incurring such expenses.

    Each share of each class of Scudder Global Fund represents an interest in Scudder Global Fund that is equal to and proportionate with each other share of that class of Scudder Global Fund. Scudder Global Fund shareholders are en-titled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Di-rectors, there are no material differences between the rights of shareholders of the Fund and the rights of shareholders of Scudder Global Fund.

Federal Income Tax Consequences

    The Reorganization is conditioned upon the receipt by each Fund of an opinion from Willkie Farr & Gallagher substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for fed-eral income tax purposes: (i) the transfer to Scudder Global Fund of all or substantially all of the assets of the Fund in exchange solely for Class A, Class B and Class C shares and the assumption by Scudder Global Fund of all of the liabilities of the Fund, followed by the distribution of such shares to the Fund's shareholders in exchange for their shares of the Fund in complete liquidation of the Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Scudder Global Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Fund upon the trans-fer of all or substantially all of its assets to Scudder Global Fund in ex-change solely for Class A, Class B and Class C shares and the assumption by Scudder Global Fund of all of the liabilities of the Fund or upon the distri-bution of the Class A, Class B and Class C shares to shareholders of the Fund in exchange for their shares of the Fund; (iii) the basis of the assets of the Fund in the hands of Scudder Global Fund will be the same as the basis of such assets of the Fund immediately prior to the transfer; (iv) the holding period of the assets of the Fund in the hands of Scudder Global Fund will include the period during which such assets were held by the Fund; (v) no gain or loss will be recognized by Scudder Global Fund upon the receipt of the assets of the Fund in exchange for Class A, Class B and Class C shares and the assump-tion by Scudder Global Fund of all of the liabilities of the Fund; (vi) no gain or loss will be recognized by the shareholders of the Fund upon the re-ceipt of the Class A, Class B and Class C shares solely in exchange for their shares of the Fund as part of the transaction; (vii) the basis of the Class A, Class B and Class C shares received by each shareholder of the Fund will be the same as the basis of the shares of the Fund exchanged therefor; and (viii) the holding period of Class A, Class B and Class C shares received by each shareholder of the Fund will include the holding period during which the shares of the Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Fund were held as capital assets in the hands of such shareholder of the Fund.

    After the Closing, Scudder Global Fund may dispose of certain securities received by it from the Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Legal Matters

    Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019. Certain legal matters concerning the issu-ance of shares of Scudder Global Fund will be passed on by Dechert, Ten Post Office Square-South, Boston, Massachusetts 02109.

Capitalization

 The following table shows on an unaudited basis the capitalization of the Fund and Scudder Global Fund as of September 30, 2000 and on a pro forma basis as of that date, giving effect to the Reorganization(/1/):

                                                                        Scudder
                                                                     Global Fund --
                                        Scudder      Pro Forma             Pro
                            Fund      Global Fund   Adjustments      Forma Combined
                         ----------- -------------- -----------      --------------
Net Assets
Class S Shares..........             $1,456,363,406                  $1,456,363,406
Class AARP Shares.......             $  166,974,552                  $  166,974,552
Class A Shares.......... $17,571,259                 $ (11,984)(/3/) $   17,559,275
Class B Shares.......... $14,136,684                 $ (16,116)(/3/) $   14,120,568
Class C Shares.......... $ 4,370,690                 $  (4,573)(/3/) $    4,366,117
                                                                     --------------
Total Net Assets........                                             $1,659,383,918(/2/)
                                                                     ==============
Shares Outstanding
Class S Shares..........                 54,943,128                      54,943,128
Class AARP Shares.......                  6,298,377                       6,298,377
Class A Shares..........   1,314,428                  (652,064)             662,364
Class B Shares..........   1,085,394                  (552,743)             532,651
Class C Shares..........     334,830                  (170,133)             164,697
Net Asset Value per
Share
Class S Shares..........             $        26.51                  $        26.51
Class AARP Shares.......             $        26.51                  $        26.51
Class A Shares.......... $     13.37                                 $        26.51
Class B Shares.......... $     13.02                                 $        26.51
Class C Shares.......... $     13.05                                 $        26.51

-----------
(/1/) Assumes the Reorganization had been consummated on September 30, 2000, and is for informational purposes only. No assurance can be given as to how many shares of Scudder Global Fund will be received by the share-holders of the Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Scudder Global Fund that actually will be received on or after such date.
(/2/) Scudder Global Fund -- Pro Forma Combined net assets do not reflect ex-pense reductions that would result from the implementation of Scudder Global Fund's Administration Agreement for an entire year.
(/3/) Represents one-time proxy, legal, accounting and other costs of the Re-organization to be borne by the Fund.

  The Board of Directors unanimously recommends that the shareholders of the
                    Fund vote in favor of this Proposal 2.

           PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF
                             INDEPENDENT AUDITORS

    The Board of Directors, including all of the Independent Directors, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. However, if the Plan is approved, as described under Proposal 2, PricewaterhouseCoopers LLP will serve as the independent auditors for the combined fund. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit and Governance Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under com-mon control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                            Financial Information
                             Systems Design and
      Audit Fees             Implementation Fees                    All Other Fees(/1/)
      ----------            ---------------------                   -------------------
      $40,600                        --                                   $2,100

-----------
(/1/In)addition to the amount shown in the table for the Fund, E&Y received an aggregate amount of $2,785,000, which includes $787,000 for services per-formed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

    The Board of Directors unanimously recommends that shareholders of the
                    Fund vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

Information about the Funds

    Additional information about the Corporations, the Funds and the Reorgani-zation has been filed with the SEC. The information regarding the Acquired Corporation and the Fund may be obtained without charge by writing to Kem-per Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or by calling 1-800-621-1048. The information regarding the Acquiring Corporation and Scudder Global Fund may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling 1-800-728-3337.

    The Corporations are subject to the informational requirements of the Se-curities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Acquiring Corporation, and those filed by the Acquired Corpora-tion, can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL 60661-2511; Central Regional Office, 1801 Califor-nia Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which con-tains the prospectuses and statements of additional information for the Funds, materials that are incorporated by reference into the prospectuses and state-ments of additional information, and other information about the Corporations and the Funds.

General

    Proxy Solicitation. Proxy solicitation costs will be considered Reorgani-zation expenses and will be allocated accordingly. See "The Proposed Transac-tion -- Board Approval of the Proposed Transaction." In addition to solicita-tion by mail, certain officers and representatives of the Acquired Corpora-tion, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their serv-ices, may solicit proxies by telephone, telegram or personally.

    Any shareholder of the Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Zurich Scudder Investments, Inc., at the address for the Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meet-ing, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least one-third of the shares of the Acquired Corporation (for a Corporation-wide vote) or the Fund (for a Fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will re-quire the affirmative vote of the holders of a majority of the Acquired Corpo-ration's (for a Corporation-wide vote) or the Fund's (for a Fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, share-holders are urged to forward their voting instructions promptly.

    The election of the Directors under Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Corporation voting on such election (i.e., the twelve nominees receiving the greatest number of votes will be elected). Shareholders of both series of the Acquired Corporation will meet separately on May 24, 2001 and the vote on Proposal 1 and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of both series, voting as a single class. Approval of Pro-posal 2 requires the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 3, and will have the ef-fect of a "no" vote on Proposal 2.

    Holders of record of the shares of the Fund at the close of business on March 5, 2001 will be entitled to one vote per share on all business of the Meeting. As of February 5, 2001, there were 1,452,590 Class A shares,

1,189,110 Class B shares and 388,927 Class C shares of the Fund outstanding. As of February 5, 2001, there were 3,329,580 shares in the other series of the Corporation outstanding.

    As of December 31, 2000, the officers and Directors of the Acquiring Cor-poration as a group owned beneficially less than 1% of the outstanding shares of Scudder Global Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each class of each other series of the Acquired Corporation. To the best of each Corporation's knowledge, as of De-cember 31, 2000, no person owned beneficially more than 5% of any class of ei-ther Fund's outstanding shares or the shares of any other series of the Ac-quired Corporation, except as stated on Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,278.74. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Directors believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Corporation, c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Acquired Corporation and/or the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:FORM OF AGREEMENT AND PLAN OF REORGANIZATION

EXHIBIT B:MANAGEMENT'S DISCUSSION OF SCUDDER GLOBAL FUND'S PERFORMANCE

APPENDIX 1:DIRECTOR AND NOMINEE SHAREHOLDINGS

APPENDIX 2:BENEFICIAL OWNERS OF FUND SHARES

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this [  ] day of [    ], 2001, by and among Global/International Fund, Inc.
(the "Acquiring Corporation"), a Maryland corporation, on behalf of Scudder Global Fund (the "Acquiring Fund"), a separate series of the Acquiring Corpo-ration, Kemper Global/International Series, Inc. (the "Acquired Corporation"), a Maryland corporation, on behalf of Kemper Global Blue Chip Fund (the "Ac-quired Fund" and, together with the Acquiring Fund, each a "Fund" and collec-tively the "Funds"), a separate series of the Acquired Corporation, and Zurich Scudder Investments, Inc. ("ZSI"), investment adviser to the Funds (for pur-poses of Paragraph 10.2 of the Agreement only). The principal place of busi-ness of the Acquiring Corporation is 345 Park Avenue, New York, New York 10154. The principal place of business of the Acquired Corporation is 222 South Riverside Plaza, Chicago, Illinois 60606.

    This Agreement is intended to be and is adopted as a plan of reorganiza-tion and liquidation within the meaning of Section 368(a) of the Internal Rev-enue Code of 1986, as amended (the "Code"). The reorganization (the "Reorgani-zation") will consist of the transfer of all or substantially all of the as-sets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of capital stock ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the dis-tribution of the Acquiring Fund Shares to the Class A, Class B and Class C shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Ac-quired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B and Class C shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corre-sponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and div-idends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of as-sets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other dis-tributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabil-ities and obligations prior to the Closing Date as defined in section 3.6.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of rec-ord with respect to each class of its shares (the "Acquired Fund Sharehold-ers"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liq-uidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to the Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner de-scribed in the Acquiring Fund's then-current prospectus and statement of addi-tional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commis-sion"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in section 3.1 (the "Valua-tion Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation's Charter, as amended, and then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

    2.2. The net asset value of a Class A, Class B or Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agree-ment, in the event that, as of the Valuation Time, there are no Class A, Class B and/or Class C Acquiring Fund Shares issued and outstanding, then, for pur-poses of this Agreement, the per share net asset value of a Class A, Class B and/or Class C share, as applicable, shall be equal to the net asset value of one Class S Acquiring Fund Share.

    2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accor-dance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the di-rection of each Fund's respective accounting agent, if applicable, in accor-dance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be June 18, 2001, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, un-less otherwise agreed to by the parties. The Closing shall be held at the of-fices of Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. Brown Brothers Harriman & Company, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Clos-ing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly en-dorsed in proper form for transfer in such condition as to constitute good de-livery thereof. The Acquired Fund's portfolio securities and instruments de-posited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be de-livered by wire transfer of federal funds on the Closing Date.

    3.4. State Street Bank and Trust Company ("State Street"), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the num-ber and percentage ownership (to three decimal places) of outstanding Class A, Class B and Class C Acquired Fund shares owned by each such shareholder imme-diately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Clos-ing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifi-cates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agree-ment.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquir-ing Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Ex-change or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.6. The liabilities of the Acquired Fund shall include all of the Ac-quired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund's board mem-bers.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

      (a) The Acquired Corporation is a corporation duly organized and val-idly existing under the laws of the State of Maryland with power under the Acquired Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Corpora-tion duly designated in accordance with the applicable provisions of the Acquired Corporation's Charter. The Acquired Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are re-quired to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Acquired Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

      (b) The Acquired Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such regis-tration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securi-ties Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and such as may be required by state securities laws;

      (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Corporation is not, and the execution, delivery and performance of this Agreement by the Acquired Cor-poration will not result (i) in violation of Maryland law or of the

  Acquired Corporation's Charter, as amended, or By-Laws, (ii) in a viola-tion or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, de-livery and performance of this Agreement by the Acquired Fund will not re-sult in the acceleration of any obligation, or the imposition of any pen-alty, under any agreement, indenture, instrument, contract, lease, judg-ment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or en-cumbrance on any property or assets of the Acquired Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accor-dance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabili-ties of the Acquired Fund required to be reflected on a balance sheet (in-cluding the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Ac-quired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the re-demption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment com-pany and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net cap-ital gain (as defined in the Code) that has accrued through the Closing Date;

      (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

      (k) At the Closing Date, the Acquired Fund will have good and market-able title to the Acquired Fund's assets to be transferred to the Acquir-ing Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Ac-quiring Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquired Corporation (includ-ing the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent trans-fer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securi-ties Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading; and

      (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all ma-terial respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which such statements are made, not materially mislead-ing; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in con-formity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Corporation, on behalf of the Acquiring Fund, repre-sents and warrants to the Acquired Fund as follows:

      (a) The Acquiring Corporation is a corporation duly organized and val-idly existing under the laws of the State of Maryland with power under the Acquiring Corporation's Charter, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to the approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation's Charter. The Acquiring Corporation and Ac-quiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have material adverse effect on the Ac-quiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the prop-erties and assets and to carry on its business as now being conducted, ex-cept authorizations which the failure to so obtain would not have a mate-rial adverse effect on the Acquiring Fund;

      (b) The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such regis-tration is in full force and effect and the Acquiring Fund is in compli-ance in all material respects with the 1940 Act and the rules and regula-tions thereunder;

      (c) No consent, approval, authorization, or order of any court or gov-ernmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be re-quired by state securities laws;

      (d) The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result
  (i) in violation of Maryland law or of the Acquiring Corporation's Char-ter, as amended, or By-Laws, or (ii) in a violation or breach of, or con-stitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquir-ing Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, un-der any agreement, indenture, instrument, contract, lease, judgment or de-cree to which the Acquiring Fund is a party or by which it is bound, or
  (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

      (e) No material litigation or administrative proceeding or investiga-tion of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materi-ally and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmen-tal body which materially and adversely affects its business or its abil-ity to consummate the transactions herein contemplated;

      (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known con-tingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

      (g) Since August 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquir-ing Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the re-demption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

      (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and re-ports shall have been paid or provision shall have been made for the pay-ment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regu-lated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

      (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in com-pliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Ac-quiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

      (k) The Acquiring Fund Shares to be issued and delivered to the Ac-quired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly is-sued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

      (l) At the Closing Date, the Acquiring Fund will have good and market-able title to the Acquiring Fund's assets, free of any liens or other en-cumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

      (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary ac-tion on the part of the Board members of the Acquiring Corporation (in-cluding the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in ac-cordance with its terms, subject, as to enforcement, to bankruptcy, insol-vency, fraudulent transfer, reorganization, moratorium and other laws re-lating to or affecting creditors' rights and to general equity principles;

      (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material re-spects with federal securities and other laws and regulations applicable thereto;

      (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable re-quirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the cir-cumstances under which they were made, not materially misleading;

      (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act, and 1940 Act and (ii) not contain any untrue statement of a ma-terial fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provid-ed, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with infor-mation that was furnished or should have been furnished by the Acquired Fund for use therein; and

      (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to con-tinue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will in-clude (i) the declaration and payment of customary dividends and other distri-butions and (ii) such changes as are contemplated by the Funds' normal opera-tions; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representa-tions and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's port-folio, the resulting portfolio will meet the Acquiring Fund's investment ob-jective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records neces-sary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 24, 2001.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be is-sued hereunder are not being acquired for the purpose of making any distribu-tion thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concern-ing the beneficial ownership of the Acquired Fund shares.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Regis-tration Statement") in connection with the meeting of the Acquired Fund Share-holders to consider approval of this Agreement and the transactions contem-plated herein. The Acquiring Fund will file the Registration Statement, in-cluding the Proxy Statement, with the Commission. The Acquired Fund will pro-vide the Acquiring Fund with information reasonably necessary for the prepara-tion of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compli-ance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Ac-quiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions con-templated herein; provided, however, that the Acquiring Fund may take such ac-tions it reasonably deems advisable after the Closing Date as circumstances change.

    5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, re-leases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in or-der to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    5.12. The Acquiring Fund and the Acquired Fund shall each use its reason-able best efforts to fulfill or obtain the fulfillment of the conditions pre-cedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    5.13. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Corporation, the Acquired Corporation, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (includ-ing, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Corporation, the Acquired Corporation, the Acquiring Fund and the Acquired Fund will take such action, or cause such ac-tion to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher to render the tax opinion contemplated herein in section 8.5.

    5.14. At or immediately prior to the Closing, the Acquired Fund may de-clare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (com-puted without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Clos-ing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their af-filiates) against the Acquiring Fund or its investment adviser(s), Board mem-bers or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Corporation, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquiring Corporation has been duly formed and is an existing corporation; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agree-ment has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bank-ruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for

  Acquiring Fund Shares pursuant to the Agreement will not, violate the Ac-quiring Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Corporation is not subject to any litigation or other pro-ceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is duly regis-tered as an investment company with the Commission and is not subject to any stop order; and (iii) all regulatory consents, authorizations, approv-als or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Corporation.

    6.4. The Acquiring Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have entered into an administrative services agreement with ZSI in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions pro-vided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Clos-ing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their af-filiates) against the Acquired Fund or its investment adviser(s), Board mem-bers or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a state-ment of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Corporation with re-spect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

      (a) The Acquired Corporation has been duly formed and is an existing corporation; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Corporation's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Corporation, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bank-ruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Ac-quiring Fund Shares pursuant to the Agreement will not, violate the Ac-quired Corporation's Charter, as amended, or By-laws; and (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Corporation is not subject to any litigation or other pro-ceedings that might have a materially adverse effect on the operations of the Acquired Corporation, (ii) the Acquired Corporation is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pur-suant to the Agreement have been obtained or made.

    The delivery of such opinion is conditioned upon receipt by Dechert of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Corporation.

    7.5. The Acquired Fund shall have performed all of the covenants and com-plied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consum-mate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Corpo-ration's Charter, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contem-plated herein.

    8.3. All consents of other parties and all other consents, orders and per-mits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all mate-rial respects, of the transactions contemplated hereby shall have been ob-tained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threat-ened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, sub-stantially to the effect that, based upon certain facts, assumptions and represen-tations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the trans-action; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares re-ceived by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of repre-sentations it shall request of each of the Acquiring Corporation and Acquired Corporation. Notwithstanding anything herein to the contrary, neither the Ac-quiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its represen-tations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (includ-ing, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

    10.1. Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Corporation, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    10.2. ZSI will bear all the expenses associated with the Reorganization, except that Class A Shares of the Acquired Corporation will bear $11,984, Class B Shares of the Acquired Corporation will bear $16,116, Class C Shares of the Acquired Corporation will bear $4,573 and the Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $9,393). Any such expenses which are so borne by ZSI will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B.
187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agree-ment or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquiring Fund and Acquired Fund in sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

    12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the par-ties, or (ii) by either party if the Closing shall not have occurred on or be-fore September 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and inten-tional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no lia-bility hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresenta-tion, as to each of which all remedies at law or in equity of the party ad-versely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Ac-quired Fund and any authorized officer of the Acquiring Fund; provided, howev-er, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further ap-proval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any pro-visions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid regis-tered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603,
Attention: Joseph R. Fleming, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Dechert, Ten Post Office Square -- South, Boston, Massachusetts 02109-4603, Attention: Joseph R. Fleming, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

    15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or inter-pretation of this Agreement.

    15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any per-son, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    15.4. Notwithstanding anything to the contrary contained in this Agree-ment, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Corporation or the Acquired Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

    15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                              GLOBAL/INTERNATIONAL FUND INC.
                                     on behalf of Scudder Global Fund



-----------------------------------  --------------------------------------
Secretary                            By:
                                     Its:

Attest: KEMPER GLOBAL/INTERNATIONAL SERIES, INC. on behalf of Kemper Global Blue Chip Fund


-----------------------------------  --------------------------------------
                                     By:
Secretary                            Its:


AGREED TO AND ACKNOWLEDGED ONLY WITH
RESPECT TO PARAGRAPH 10.2 HERETO

ZURICH SCUDDER INVESTMENTS, INC.



-----------------------------------
By:
Its:

                                                                     Exhibit B+

                         Management's Discussion of Acquiring Fund's Performance

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                      Scudder Global Fund    MSCI World Index*
                      -------------------    -----------------

           '90               10000                 10000
           '91               10687                 10855
           '92               11572                 11128
           '93               14076                 13508
           '94               15745                 14645
           '95               16927                 15849
           '96               18834                 17843
           '97               23229                 21823
           '98               23380                 22639
           '99               29105                 30123
           '00               33129                 34074


                          Yearly periods ended August 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                               Growth of                               Average
Period ended 8/31/2000          $10,000           Cumulative            Annual
--------------------------------------------------------------------------------
Scudder Global Fund
--------------------------------------------------------------------------------
1 year                         $  11,383             13.83%               13.83%
--------------------------------------------------------------------------------
5 year                         $  19,572             95.72%               14.37%
--------------------------------------------------------------------------------
10 year                        $  33,129            231.29%               12.73%
--------------------------------------------------------------------------------
MSCI World Index*
--------------------------------------------------------------------------------
1 year                         $  11,312             13.12%               13.12%
--------------------------------------------------------------------------------
5 year                         $  21,499            114.99%               16.52%
--------------------------------------------------------------------------------
10 year                        $  34,074            240.74%               13.03%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization- weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

+ Class A, Class B and Class C shares of Scudder Global Fund are newly-created classes and therefore do not have a performance history. Shareholders of Kemper Global Blue Chip Fund should be aware that the performance discussion and data in Exhibit B have not been adjusted to reflect the impact of the sales charges and distribution fees borne by Class A, Class B and Class C shares of Scudder Global Fund, which would reduce performance.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 2000

In the following interview, lead portfolio manager William E. Holzer discusses Scudder Global Fund's strategy and the market environment in the twelve-month period ended August 31, 2000.

Q: How would you characterize the global market environment of the past year?

A: The last twelve months have been notable in the sense that the markets have been extremely volatile, and investors' perception of the so-called "old" and "new" economies has changed considerably. The latter part of 1999 and the first two months of this year were characterized by a very strong run-up in large-cap technology stocks worldwide, as central banks injected substantial liquidity into the global economy in order to preempt any Y2K problems. This rally was especially marked in Europe and Asia, as the narrow universe of non-U.S. technology stocks caught up -- and in some cases overtook -- their U.S. counterparts in terms of valuation. The dominance of this small universe of large-cap stocks ensured that index performance was strong through the early months of 2000.

Once Y2K proved to be a non-issue, central banks (especially in the U.S.) began to rein in liquidity. A climate of higher rates globally prompted investors to question the valuation of so-called "new economy" stocks, and to be highly sensitive to any shortfalls in their earnings results. The period from March-June 2000 saw a dramatic sell-off in the technology, media, and telecommunications (TMT) sectors, and the apparent resurgence of large-cap "old economy" stocks with attractive valuations. By mid-summer, growing investor confidence regarding the prospects of a soft landing in the U.S. economy -- and an end to the long series of U.S. rate hikes -- halted these declines. (The term "soft landing" refers to a slowing of growth -- brought about by Fed rate hikes -- that allows the economy to continue growing at a more reasonable pace, but without the threat of inflation that could arise during a period of rapid growth.) But confidence nevertheless remained bruised, as evidenced by the reaction to slowing momentum amongst industry titans like Nokia, and a reflection on the potential for lower long-term returns among telecom companies, suggested by the very high prices obtained by the European nations for wireless bandwidth. In addition, investors were rattled by soaring energy prices and the persistent weakness in the euro, continental Europe's common currency.

Q: How was the fund positioned for this environment?

A: Our strategic view since late 1998 has emphasized the compelling nature of consumers' adoption of technology, the emergence of the "virtual corporation" (as companies' boundaries become more transparent due to technology and technology-driven relationships with suppliers and customers), and rapid consolidation among producers of raw materials and commodity manufactured goods as they seek to generate the returns on capital demanded by investors. This view also directs us away from companies caught between price-advantaged virtual companies and the higher input prices charged by consolidating suppliers. We have therefore sought to pursue a "barbell" strategy, which is designed to provide appropriate exposure to technology opportunities, balanced by different, non-correlated risks.

This approach has led us to maintain an emphasis on the four key themes that we outlined in the February report. "The Empowered Consumer" focuses on companies that are enabling consumers to take advantage of the Internet. Included in this category are makers of consumer devices, providers of Internet access, and content providers. Since late 1999, we have been trimming exposure to our investments in this area, as well as upgrading their overall quality. "Virtuality," which also focuses on technology, is a theme that includes companies whose business strategies are moving to Internet-based models, as well as existing companies that are taking advantage of the Internet to expand their regular lines of business. Overall, our holdings under these two themes produced a strong performance over the full period, but we will be keeping a watchful eye on the fund's technology exposure, since the market has been judging any hiccups in company performance swiftly and harshly.

On the old economy side are the "Ultimate Subcontractor," through which we invest in commodity producing companies that are poised to benefit from increasing price advantages and faster global growth, and "Secure Streams of Income," which provides defensive exposure through its positions in power and infrastructure utilities. In combination, these two themes represent the bulk of our exposure to companies outside of the technology area.

Q: How did the fund perform in this climate?

A: Although the fund's performance lagged against its benchmark when tech stocks were rallying during the early part of 2000, its extensive diversification proved beneficial to performance over the full year. During the twelve-month period ended August 31, 2000, the fund produced a total return of 13.83%, versus a gain of 13.12% for its unmanaged benchmark, the MSCI World Index. In a period notable for its high volatility and rapid sector rotations, our focus on maintaining exposure to stocks in a wide range of industries proved beneficial to the fund's risk-adjusted returns. Specifically, it allowed us to take advantage of the run-up in technology stocks in the November-February period, and to prosper from the stronger performance of old economy stocks -- such as those in the energy and utilities sectors -- during the summer months.

Q: What are some stocks that illustrate the fund's investment themes?

A: The Ultimate Subcontractor theme is illustrated by Anadarko Petroleum, one of the world's largest independent exploration and production companies. Our investment rationale for this stock is similar to the thesis behind other stocks we hold under this theme; namely, our belief that it is one of the better companies in a raw materials industry that is emerging from years of low prices and consolidation as a leaner, cheaper producer at a time when pricing power is returning. The stock, which has benefited from higher oil prices, new discoveries, and the acquisition of new properties, has been a consistent performer for the fund.

Nextel, a telecom company that we hold under the Empowered Consumer theme, provides both digital and analog communications services, and is building the infrastructure that supports the Internet. Just this past year, Nextel introduced the new mobile phones that will allow users access to the Internet. Although this technology is still in its infancy, we believe it will lead to a myriad of handheld devices that will allow users to access the Internet without a hard wire connection. As the operator of a national cellular network in the U.S., Nextel should be positioned to capitalize on the growth in popularity of these devices.

Under the Virtuality theme, we hold Enron, an electric and gas concern that has successfully broken into e-business. The company's Web site allows buyers and sellers to conduct transactions on over 800 products in a matter of seconds. Enron has pioneered the idea of making a market in electricity and gas, and helped create the infrastructure to allow the trading of these commodities. Recently, it has also turned its attention to bandwidth trading. In this way, the company has embraced the use of the Internet to grow earnings by expanding on its traditional lines of business.

Q: What is your outlook for the remainder of 2000 and beyond?

A: Our view of the global economy remains mixed as we approach year-end. We believe that it may be too early to assume that the U.S. has experienced a "soft landing." Worldwide production overcapacity, stretched further by the efficiencies achieved by the adoption of technology in the form of productivity gains and networked supplier relationships, is keeping some prices well in check. Nevertheless, we must seek to understand what will take place when excess capacity is exhausted. In the meantime, there must be a resolution to the conflicting trends of a slowing economy and continued increases in corporate earnings. Buffeted by these inconsistencies in the short term, markets should remain volatile. Over the longer term, however, the investment picture remains far from clear.

We will therefore maintain our current investment strategy, using our thematic approach and extensive diversification to strive to produce attractive returns and mitigate risks. This approach has worked well during the volatile environment of the past year, and we believe it will also be well suited for the months ahead.

                                  APPENDIX 1
                      Director and Nominee Shareholdings

    Many of the nominees and Directors own shares of the series of the Ac-quired Corporation and of other funds in the Kemper Family of Funds, allocat-ing their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Director, the num-ber of shares owned in each series of the Acquired Corporation as of December 31, 2000. As of December 31, 2000, no Director, nominee or officer of the Ac-quired Corporation owned any shares of Kemper Emerging Markets Growth Fund or Kemper Latin America Fund. The last column in the table represents the aggre-gate dollar value of all shareholdings as of December 31, 2000 of each Direc-tor or nominee in all funds in the Kemper Family of Funds for which such per-son is a board member or nominee. The information as to beneficial ownership is based on statements furnished to the Acquired Corporation by each nominee and Director. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Director's individual share-holdings of each class of any series of the Acquired Corporation constitute less than 1% of the outstanding shares of such class. As a group, the Direc-tors and officers own less than 1% of the shares of each class of any series of the Acquired Corporation. All ownership is of Class A shares of the series.

                                                                  Aggregate
                                                                 Dollar Value
                                                                of Holdings in
                                                                  the Kemper
                                                                  Family of
                                                                  Funds For
                                                                  Which Each
                                        Kemper       Kemper       Person is
                                      Global Blue International a Board Member
                                       Chip Fund  Research Fund   or Nominee
                                      ----------- ------------- --------------
James E. Akins.......................        0            0     $  626,903.44
John W. Ballantine...................        0            0     $   75,486.13
Lewis A. Burnham.....................        0            0     $1,340,184.39
Mark S. Casady.......................        0            0     $   50,562.09
Linda C. Coughlin....................      399            0     $   59,963.12
Donald L. Dunaway....................    1,962*         153     $1,553,693.30
James R. Edgar.......................        0            0                 0
William F. Glavin....................        0            0                 0
Arthur R. Gottschalk.................        0            0                 0
Robert B. Hoffman....................        0            0     $1,357,197.94
Frederick T. Kelsey..................        0        1,000     $  177,117.00
Shirley D. Peterson..................        0            0     $  211,323.08
Kathryn L. Quirk.....................        0            0                 0
Fred B. Renwick......................        0            0     $   16,183.12
William P. Sommers...................        0            0     $  481,266.32
John G. Weithers.....................        0          300     $  153,882.29
All Directors, Nominees and Officers
  as a Group.........................    2,361        1,453               N/A

-----------
*   Shares are held by joint ownership.

                                  APPENDIX 2

                       Beneficial Owners of Fund Shares

KEMPER GLOBAL/INTERNATIONAL FUND, INC.

    As of December 31, 2000, 28,774 shares in the aggregate, or 7.61% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class A were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 51,228 shares in the aggregate, or 13.54% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,218 shares in the aggregate, or 6.38% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Patricia Clark, 200 Liberty Street, New York, NY 10281 who may be deemed to be the ben-eficial owner of certain of these shares.

    As of December 31, 2000, 43,787 shares in the aggregate, or 17.23% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 20,564 shares in the aggregate, or 8.09% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of First Clearing Corp., for the benefit of Pamela Dorne, 10700 Wheat First Drive, Glen Allen, VA 23060, who may be deemed to be the benefi-cial owner of certain of these shares.

    As of December 31, 2000, 13,654 shares in the aggregate, or 5.37% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Bill Baker, 11 North-eastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 14,132 shares in the aggregate, or 14.00% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 16,649 shares in the aggregate, or 16.50% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,707 shares in the aggregate, or 7.63% of the outstanding shares of Kemper Emerging Markets Growth Fund, Class C were held in the name of Wick's Truck Trailers, Inc. 401k Plan, Omaha, NE 68135 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 81,897 shares in the aggregate, or 7.04% of the outstanding shares of Kemper Global Blue Chip Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 23,521 shares in the aggregate, or 6.34% of the outstanding shares of Kemper Global Blue Chip Fund, Class C were held in the name of Sterling Trust Company, for the benefit of Diana Roy, IRA, P.O. Box 173785, Denver, CO 80217 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 108,856 shares in the aggregate, or 44.75% of the outstanding shares of Kemper Latin America Fund, Class A were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 13,111 shares in the aggregate, or 12.33% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of Zurich Scudder Investments, Inc., for the benefit of Gary Strausberg, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 8,177 shares in the aggregate, or 7.69% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of Zurich Scudder Investments, Inc., for the benefit of Robert and Maureen Ma-lone, 345 Park Avenue, New York, NY 10154 who may be deemed to be the benefi-cial owner of certain of these shares.

    As of December 31, 2000, 7,123 shares in the aggregate, or 6.70% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of Zurich Scudder Investments, Inc., for the benefit of Raymond James & Asso-ciates, Inc., P.O. Box 12749, St. Petersburg, FL 33733 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 7,734 shares in the aggregate, or 7.27% of the outstanding shares of Kemper Latin America Fund, Class B were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego,

CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,451 shares in the aggregate, or 12.06% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Charles Braun, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 905 shares in the aggregate, or 7.52% of the out-standing shares of Kemper Latin America Fund, Class C were held in the name of Painewebber, Inc., 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,826 shares in the aggregate, or 15.19% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,172 shares in the aggregate, or 9.75% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of USAA Investment Management Company, 9800 Fredericksburg Road, San Antonio, TX 78288 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,230 shares in the aggregate, or 10.23% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of A.G. Edwards & Sons, custodian for the benefit of Gene Behl, Huntington Beach, CA 92647 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,172 shares in the aggregate, or 7.51% of the outstanding shares of Kemper Latin America Fund, Class C were held in the name of Retirement Accounts & Co., custodian for Alice Thornton Bell, IRA, P.O. Box 173785, Denver, CO 80217 who may be deemed to be the beneficial owner of cer-tain of these shares.

    As of December 31, 2000, 279,858 shares in the aggregate, or 7.89% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Donald and Theresa Sull, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 193,559 shares in the aggregate, or 5.46% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of Blush & Co., P.O. Box 976, New York, NY 10268 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 219,908 shares in the aggregate, or 6.20% of the outstanding shares of Kemper International Research Fund, Class A were held in the name of Charles Schwab & Company, 101 Montgomery Street, San Francisco, CA 94104 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 13,364 shares in the aggregate, or 22.41% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 3,191 shares in the aggregate, or 5.35% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Donna Rigdon Toole, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 4,300 shares in the aggregate, or 7.21% of the outstanding shares of Kemper International Research Fund, Class B were held in the name of Scudder Trust Company, for the benefit of Roxanna Larsen Petti-grew, 11 Northeastern Blvd., Salem, NH 03079 who may be deemed to be the bene-ficial owner of certain of these shares.

    As of December 31, 2000, 13,339 shares in the aggregate, or 71.73% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of SSC Investment Corp., 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,337 shares in the aggregate, or 7.19% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Seth Grossman, who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,613 shares in the aggregate, or 8.67% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Canton Radiology Services, Money Purchase Plan, 127 Palm Street, Canton, IL 61520 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 1,196 shares in the aggregate, or 6.43% of the outstanding shares of Kemper International Research Fund, Class C were held in the name of Scudder Trust Company, for the benefit of Carlos Martinez, 11

Northeastern Blvd., Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER GLOBAL FUND

    As of December 31, 2000, 5,220,740 shares in the aggregate, or 9.94% of the outstanding shares of Scudder Global Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be the beneficial owner of certain of these shares.

     This Proxy Statement/Prospectus is accompanied by Scudder Global Fund's prospectus offering Class A, Class B and Class C shares dated December 29, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 4, 2001 (File No. 811-4670) and is incorporated by reference herein.

     Kemper Global Blue Chip Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-08395), is incorporated by reference herein.

     Scudder Global Fund's statement of additional information offering Class A, Class B and Class C shares dated December 29, 2000, which was previously filed with the Commission via EDGAR on January 4, 2001 (File No. 811-4670), is incorporated by reference herein.

                                     PART B

                        GLOBAL/INTERNATIONAL FUND, INC.

-------------------------------------------------------------------------------

                      Statement of Additional Information
                                 March 6, 2001

-------------------------------------------------------------------------------

Acquisition of the Assets of                By and in Exchange for Shares of
Kemper Global Blue Chip Fund, a series of   Scudder Global Fund, a series of
Kemper Global/International Series, Inc.    Global/International Fund, Inc.
222 South Riverside Plaza                   (the "Acquiring Corporation")
Chicago, IL 60606                           345 Park Avenue
                                            New York, NY 10154


     This Statement of Additional Information is available to the shareholders of Kemper Global Blue Chip Fund in connection with a proposed transaction whereby Scudder Global Fund will acquire all or substantially all of the assets and all of the liabilities of Kemper Global Blue Chip Fund in exchange for shares of the Scudder Global Fund (the "Reorganization").

     This Statement of Additional Information of the Acquiring Corporation contains material which may be of interest to investors but which is not included in the Proxy Statement/Prospectus of the Acquiring Corporation relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1. Scudder Global Fund's statement of additional information offering Class A, Class B and Class C shares dated December 29, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on January 4, 2001 (File No. 811-4670) and is incorporated by reference herein.

2. Scudder Global Fund's annual report to shareholders for the fiscal year ended August 31, 2000, which was previously filed with the Commission via EDGAR on October 25, 2000 (File No. 811-4670) and is incorporated by reference herein.

3. Kemper Global Blue Chip Fund's prospectus dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-08395) and is incorporated by reference herein.

4. Kemper Global Blue Chip Fund's statement of additional information dated March 1, 2001, which was previously filed with the Commission via EDGAR on March 5, 2001 (File No. 811-08395) and is incorporated by reference herein.

5. Kemper Global Blue Chip Fund's annual report to shareholders for the fiscal year ended October 31, 2000, which was previously filed with the Commission via EDGAR on December 28, 2000 (File No. 811-08395) and is incorporated by reference herein.

     Because the net asset value of Kemper Global Blue Chip Fund did not exceed 10 percent of the net asset value of Scudder Global Fund as of December 21, 2000, pro forma financial statements have not been included in this Statement of Additional Information.

     This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 6, 2001 relating to the Reorganization may be obtained by writing Scudder Global Fund at 345 Park Avenue, New York, New York 10154 or by calling Scudder Investor Services, Inc. at 1-800-728-3337. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

              Thank you
                     for mailing your proxy card promptly!


================================================================================


                              We appreciate your
                            continuing support and
                            look forward to serving
                         your future investment needs.

Kemper Funds
================================================================================
 . Kemper Global Blue Chip Fund






                                                         KP Global Blue Chip #14

                             VOTE TODAY BY MAIL,
                       TOUCH-TONE PHONE OR THE INTERNET
                        CALL TOLL-FREE 1-888-221-0697
                                 OR LOG ON TO
                            WWW.PROXYWEB.COM/KEMPER

                            YOUR VOTE IS IMPORTANT!

                  *** CONTROL NUMBER: 999 999 999 999 99 ***

           Please fold and detach card at perforation before mailing


                         KEMPER GLOBAL BLUE CHIP FUND

                Special Meeting of Shareholders - May 24, 2001

    I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 24, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

    I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

    This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                         PLEASE SIGN, DATE AND RETURN
                      PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                            Dated ___________, 2001

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  -------------------------------------------
                        Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

PROPOSAL 1

To elect Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham, (03) Mark S. Casady,
           (04) Linda C. Coughlin, (05) Donald L. Dunaway, (06) James R. Edgar,
           (07) William F. Glavin, (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------

Please vote by filling in the boxes below.

FOR all nominees listed (except as noted in space provided) [_]

WITHHOLD authority to vote for all nominees listed [_]



PROPOSAL 2

To approve an Agreement and Plan of Reorganization for the Fund (the "Plan"). Under the plan (i) all or substantially all of the assets and all of the liabilities of the Fund would be transferred to Scudder Global Fund, (ii) each shareholder of the Fund would receive shares of Scudder Global Fund of a corresponding class to those held by the shareholder in the Fund in an amount equal to the value of the shareholder's holdings in the Fund, and (iii) the Fund would then be terminated.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]

PROPOSAL 3

To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the Fund's current fiscal year.

           FOR      AGAINST        ABSTAIN
           [_]        [_]            [_]


THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE